UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2017

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ	07301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (201) 275-0555

N/A
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2017, the Board of Directors (the “Board”) of SITO Mobile, Ltd., a Delaware Corporation (the “Corporation”) approved amendments to amend and restate the Corporation’s bylaws, effective as of March 23, 2017 (the “Bylaws”). The Bylaws have not been amended since May 5, 2016 when they were filed with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K on May 11, 2016.

The amendments to the Bylaws are intended to conform the Bylaws to more current and customary public company practice. Among other things, the amendments to the Bylaws:

●	Amend the provisions relating to how an annual meeting of the Corporation’s stockholders is called to provide that the date, time and place of an annual meeting shall be fixed by a resolution of the Board adopted by a majority of the total number of authorized directors (whether or not there exists any vacancies in the previously authorized directorships at the time any such resolution is presented to the Board);

●	Specify certain procedural matters relating to the requirements for any business to be brought before an annual meeting of stockholders, including, but not limited to, the prerequisites for a stockholder to bring any proposal before an annual meeting of stockholders including that the making of such proposal must be permitted by applicable law, the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) and the Bylaws and must comply with the notice and other procedures contained in the Bylaws in all applicable respects;

●	Add provisions related to the advance notice of stockholder proposals required to be submitted to the Corporation in connection with business intended to be brought before an annual meeting of stockholders (the “Proposal Notice”), including, but not limited to, provisions that:

o	Specify that, to be timely, a stockholder’s Proposal Notice must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred and twentieth (120th) calendar day and not later than the close of business on the ninetieth (90th) calendar day prior to the one-year anniversary date of the immediately preceding year’s annual meeting of stockholders (the “Anniversary Date”); provided, however, that in the event that the date of the annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after the Anniversary Date, or if the Corporation did not hold an annual meeting in the preceding fiscal year, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the later of (i) the close of business on the ninetieth (90th) calendar day prior to such annual meeting or (ii) the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of such annual meeting was first made;

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o	Provide for a defined term, “Stockholder Associated Person,” to encompass the individuals (in addition to the stockholder) for whom information will be required to be included in a Proposal Notice or Nominating Notice (as defined below), as the case may be, and defining “Stockholder Associated Person” to include: (i) any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended the “Exchange Act”)) of such stockholder, (ii) any beneficial or record owner of any capital stock or other securities of the Corporation owned of record or beneficially by such stockholder, (iii) any person directly or indirectly controlling, controlled by or under common control with such stockholder or any Stockholder Associated Person referred to in clause (i) or (ii) above, (iv) any person who is a member of a “group” (for purposes of these Bylaws, as such term is used in Rule 13d-5 under the Exchange Act) with any such stockholder or beneficial owner (or their respective affiliates and associates), (v) any person “Acting in Concert” (as defined below) in respect of any matter involving the Corporation or its securities with either such stockholder or any beneficial or record owner of any capital stock or other securities of the Corporation owned of record or beneficially by such stockholder (or their respective affiliates and associates), and (vi) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A, or any successor instructions) with such stockholder or beneficial owner in the solicitation of proxies in respect of any nominations or other business proposed to be brought before the stockholders of the Corporation;

o	Provide that a person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Corporation in parallel with, such other person where (A) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, however, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies, or special meeting demands from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy statement filed on Schedule 14A;

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o	Specify the information required to be provided by the stockholder giving the Proposal Notice, and the beneficial owner, if any, on whose behalf the Proposal Notice is made, in respect of the business proposed in its Proposal Notice, including, but not limited to, the following information regarding such proposing stockholder and Stockholder Associated Persons:

■	the name and address of such stockholder or any Stockholder Associated Person as they appear on the Corporation’s books, and of such beneficial owner;

■	the class (and, if applicable, series) and number of shares of the Corporation which are owned, directly or indirectly, beneficially and of record by such stockholder or any Stockholder Associated Person (including any shares of any class or series of the Corporation as to which such stockholder or any Stockholder Associated Person has a right to acquire beneficial ownership at any time in the future, whether such right is exercisable immediately, only after the passage of time or only upon the satisfaction of certain conditions precedent), the dates on which such shares were acquired and the investment intent of such acquisition of shares at the time they were acquired;

■	a description in reasonable detail of any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class (or, if applicable, series) of shares of stock of the Corporation or with a value derived in whole or in part from the value of any class (or, if applicable, series) of shares of stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (each, a “Derivative Instrument”) directly or indirectly owned beneficially or of record by such stockholder or any Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of stock of the Corporation of the stockholder or any Stockholder Associated Person;

■	a description in reasonable detail of any proxy, contract, arrangement, understanding or relationship (whether written or oral and whether formal or informal) between such stockholder or any Stockholder Associated Person and any other person or entity (naming each such person or entity) pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any securities of the Corporation;

■	a description in reasonable detail of any plans or proposals, that would be required to be disclosed by such stockholder or any Stockholder Associated Person or any other person or entity pursuant to Item 4 of a Schedule 13D that would be filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder (regardless of whether the requirement to file a Schedule 13D is applicable to such stockholder or any Stockholder Associated Person or other person or entity) together with a description of any agreements, arrangements or understandings (whether written or oral and whether formal or informal) that relate to such plans or proposals;

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■	a description in reasonable detail of any agreements, arrangements or understandings that would be required to be disclosed by such stockholder or any Stockholder Associated Person or any other person or entity pursuant to Item 5 or Item 6 of a Schedule 13D that would be filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder (regardless of whether the requirement to file a Schedule 13D is applicable to such stockholder or any Stockholder Associated Person or other person or entity);

■	a description in reasonable detail of any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or beneficially owns, directly or indirectly, an interest in a general partner;

■	a description in reasonable detail of any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to attributable to any increase or decrease in the value of the shares of stock of the Corporation or Derivative Instruments;

■	a description in reasonable detail of any pending, or to such stockholder’s knowledge, threatened legal proceeding in which such stockholder or any Stockholder Associated Person is a party or participant involving the Corporation or any officer, director affiliate, or associate of the Corporation;

■	a description in reasonable detail of any relationship (including any direct or indirect interest in any agreement, arrangement or understanding, whether written or oral and whether formal or informal) between such stockholder or any Stockholder Associated Person and the Corporation or any director, officer, affiliate or associate of the Corporation (naming such officer, director affiliate, or associate), including, but not limited to, a description in reasonable detail of any discussions between such stockholder or any Stockholder Associated Person and any officer, director affiliate, or associate of the Corporation (naming such officer, director affiliate, or associate) with respect to (1) the proposal of any business or the proposal of any nominees sought to be brought before an annual meeting by a stockholder, (2) any changes sought to be made to the composition of the Board or the Corporation’s strategic direction, or (3) any plans or proposals for the Corporation to be potentially pursued by the stockholder or any Stockholder Associated Person if any proposed business was approved, or any proposed nominees were elected, at the annual meeting;

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■	a description in reasonable detail of any direct or indirect interest of such stockholder or any Stockholder Associated Person in any current or proposed contract or agreement or existing, pending or proposed transaction with the Corporation, or any affiliate or associate of the Corporation (naming such affiliate or associate);

■	any other information relating to such stockholder or any Stockholder Associated Person required to be disclosed in a proxy statement or other filing if such a filing was to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest (even if a contested solicitation is not involved) pursuant to, and in accordance with, Section 14(a) of the Exchange Act and the rules and regulations of the SEC promulgated thereunder;

■	a representation that the stockholder is a holder of record of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination (unless such meeting is held by means of remote communication and, in such case, a representation that the stockholder shall appear at the meeting by means of remote communication);

■	a certification that the stockholder and all Stockholder Associated Persons have complied with all applicable federal, state and other legal requirements, including, but not limited to, Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, in connection with the stockholder’s and each Stockholder Associated Person’s acquisition and record and/or beneficial ownership of shares of capital stock or other securities of the Corporation; and

■	whether either the stockholder intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under the Certificate of Incorporation, the Bylaws and applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares reasonably believed by such stockholder to be sufficient to elect such nominee(s) or otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination.

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o	Specify, as to each item of business that the stockholder giving the Proposal Notice proposes to bring before the annual meeting, the information required to be provided about such proposed business, including, but not limited to the following:

■	a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment); and

■	any interest in such business of such stockholder or any Stockholder Associated Person, individually or in the aggregate, including any anticipated benefit to the stockholder or any Stockholder Associated Person therefrom and the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of shares of the Corporation’s capital stock beneficially owned by such other stockholders/

o	Require the proposing stockholder to, from time to time, update and supplement the information provided by such stockholder in its Proposal Notice such that the information contained in the Proposal Notice is true, correct and complete in all respects;

o	Include a provision that allows the Corporation, the Board or any duly authorized committee thereof to request the proposing stockholder to provide written verification of the accuracy of the information contained in the Proposal Notice;

o	Require a stockholder to specifically identify in the Proposal Notice by way of an express reference how the information being provided is intended to comply with a specific advance notice requirement of the Bylaws;

o	Specify that a stockholder must set forth in writing directly within the body of the Proposal Notice (as opposed to being incorporated by reference from any other document or writing not included with, and made a part of, the Proposal Notice) all the information required to be included in the Proposal Notice pursuant to the Bylaws;

o	Provide that the advance notice requirements for a Proposal Notice are not intended to require a broker, dealer, commercial bank, trust company or other nominee to include any information relating to their ordinary course business activities when they are directed to prepare and submit a Proposal Notice on behalf of an unaffiliated beneficial owner of the Corporation’s shares;

o	Specify that a stockholder submitting the Proposal Notice, by its delivery to the Corporation, represents and warrants that all information contained therein is true, accurate and complete in all respects, contains no false and misleading statements or statements that violate the Exchange Act or other applicable law and such stockholder acknowledges that it intends for the Corporation and the Board to rely on such information as (i) being true, accurate and complete in all respects, without regard to what other information may be publicly available but not contained in the Proposal Notice, and (ii) not containing any false and misleading statements or any statements that violate the Exchange Act or other applicable law;

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o	Require that, notwithstanding any notice of the annual meeting sent to stockholders on behalf of the Corporation, a stockholder must separately provide a Proposal Notice in accordance with the Bylaws to conduct business at any stockholder meeting and further clarifying that, if the stockholder’s proposed business is the same or relates to business brought by the Corporation and included in the Corporation’s annual meeting notice, the stockholder is nevertheless still required to comply with the advance notice of business provisions of the Bylaws and give its own separate and timely Proposal Notice to the Secretary of the Corporation which complies in all respects with the applicable requirements of the Bylaws;

o	Provide that, in addition to the requirements contained in the Bylaws, a proposing stockholder must also comply with all applicable requirements of the Exchange Act and Delaware law with respect to any business that may be sought to be brought before an annual meeting of stockholders and any solicitations of proxies in connection therewith;

o	Provide that in no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a Proposal Notice;

o	Provide that the Bylaws’ advance notice provisions shall be the exclusive means for any stockholder of the Corporation to propose business to be brought before an annual meeting of stockholders; and

o	Provide that the Bylaws’ advance notice provisions shall not be deemed to affect the rights of stockholders to submit proposals pursuant to, and in compliance with, Rule 14a-8 of the Exchange Act.

●	Specify certain procedural matters relating to the requirements for any director nominations to be brought before a stockholders’ meeting, including, but not limited to, the prerequisites for a stockholder to bring a proposed director nomination before a stockholders’ meeting;

●	Add provisions related to the advance notice of proposed director nominations, including, but not limited to, provisions to:

o	Specify that, to be timely, a stockholder’s notice of nomination, shall be made in writing and delivered to, or mailed and received by, the Secretary of the Corporation at the principal office of the Corporation (i) not earlier than the close of business on the one hundred and twentieth (120th) calendar day and not later than the close of business on the ninetieth (90th) calendar day prior to the Anniversary Date, or (ii) in the case of a special meeting of stockholders called in accordance with the Bylaws for the purpose of electing directors, or in the event that the annual meeting of stockholders is called for a date that is more than thirty (30) calendar days before or more than sixty (60) calendar days after the Anniversary Date, or if the Corporation did not hold an annual meeting in the preceding fiscal year, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the later of (i) the close of business on the ninetieth (90th) calendar day prior to such meeting or (ii) the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of such meeting was first made;

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o	Specify the information required to be provided by a proposing stockholder in its advance notice of proposed nominations of candidates for election to the Board (the “Nominating Notice”) which includes, as to each proposing stockholder, substantially the same information about such proposing stockholder or Stockholder Associated Person that is required to be included in a Proposal Notice, as more fully discussed above, except that any reference to “business” or “proposal” therein will be deemed to refer to the “nomination” of a director or directors by a stockholder which is proposed in a Nominating Notice;

o	Specify the information required to be provided in the Nominating Notice about each person being proposed as a nominee for election to the Board, including, but not limited to, the following:

■	all information relating to a proposed nominee that would be required to be disclosed in a proxy statement or other filing if such a filing was to be made in connection with a solicitation of proxies for the election of a proposed nominee in an election contest (even if a contested solicitation is not involved), or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and the rules and regulations of the SEC promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director of the Corporation if elected);

■	a description in reasonable detail of all direct and indirect compensation, reimbursement, indemnification or other benefit (whether monetary or non-monetary) arrangements, agreements or understandings, written or oral, during the past three years, and any other material relationship, if any, between or concerning such stockholder, any Stockholder Associated Person (as defined below) or any of their respective affiliates or associates, on the one hand, and the proposed nominee or any of his or her affiliates or associates, on the other hand;

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■	a description in reasonable detail of any and all agreements, arrangements and/or understandings (whether written or oral and whether formal or informal), between a proposed nominee and any person or entity (naming each such person or entity) with respect to any direct or indirect compensation, reimbursement, indemnification or other benefit (whether monetary or non-monetary) in connection with or related to a proposed nominee’s service on the Board if elected as a member of the Board;

■	all information that would be required to be disclosed pursuant to Items 403 and 404 under Regulation S-K if the stockholder providing the notice or any Stockholder Associated Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant;

■	all information with respect to a proposed nominee that would be required to be set forth in a stockholder’s Nominating Notice if a proposed nominee was the proposing stockholder or a Stockholder Associated Person;

■	to the extent that a proposed nominee has entered into (a) any agreement, arrangement or understanding (whether written or oral and whether formal or informal) with, or has given any commitment or assurance to, any person or entity as to the positions that a proposed nominee, if elected as a director of the Corporation, would take in support of or in opposition to any issue or question that may be presented to him or her for consideration in his or her capacity as a director of the Corporation, (b) any agreement, arrangement or understanding (whether written or oral and whether formal or informal) with, or has given any commitment or assurance to, to any person or entity as to how a proposed nominee, if elected as a director of the Corporation, would act or vote with respect to any issue or question presented to him or her for consideration in his or her capacity as a director of the Corporation, (c) any agreement, arrangement or understanding (whether written or oral, formal or informal) with any person or entity that could potentially limit or interfere with the proposed nominee’s ability to comply, if elected as a director of the Corporation, with his or her fiduciary duties, as a director of the Corporation, to the Corporation or its stockholders, or (d) any agreement, arrangement or understanding (whether written or oral and whether formal or informal) with any person or entity that could be reasonably interpreted as having been or being intended to require a proposed nominee to consider the interests of a person or entity (other than the Corporation and its stockholders) in complying with his or her fiduciary duties, as a director of the Corporation, to the Corporation or its stockholders, a description in reasonable detail of each such agreement, arrangement or understanding (whether written or oral and whether formal or informal) or commitment or assurance (whether written or oral and whether formal or informal);

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■	to the extent that a proposed nominee has been determined by any governmental authority or self-regulatory organization to have violated any federal or state securities or commodities laws, including but not limited to, the Securities Act of 1933, as amended, the Exchange Act or the Commodity Exchange Act, a description in reasonable detail of such violation and all legal proceedings relating thereto;

■	to the extent that a proposed nominee has been convicted of any past criminal offenses involving dishonesty or a breach of trust or duty, a description in reasonable detail of such offense and all legal proceedings relating thereto;

■	to the extent that a proposed nominee has ever been suspended or barred by any governmental authority or self-regulatory organization from engaging in any profession or participating in any industry, or has otherwise been subject to a disciplinary action by a governmental authority or self-regulatory organization that provides oversight over the proposed nominee’s current or past profession or an industry that the proposed nominee has participated in, a description in reasonable detail of such action and the reasons therefor; and

■	a proposed nominee’s executed written undertaking agreeing to comply, if elected as a director of the Corporation, with all corporate governance, conflicts of interest, code of conduct and ethics, confidentiality and stock ownership and trading policies and guidelines of the Corporation, as the same shall be amended from time to time by the Board and further agreeing not to become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a member of the Board that has not been disclosed to the Corporation

o	Require the proposing stockholder to, from time to time, update and supplement the information provided by such stockholder in its Nominating Notice such that the information contained in the Nominating Notice is true, correct and complete in all respects.

o	Include a provision that allows the Corporation, the Board or any duly authorized committee thereof to request the proposing stockholder to provide written verification of the accuracy of the information contained in the Nominating Notice;

o	Require a stockholder to specifically identify in the Nominating Notice by way of an express reference how the information being provided is intended to comply with a specific advance notice requirement of the Bylaws;

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o	Specify that a proposing stockholder must set forth in writing directly within the body of the Nominating Notice (as opposed to being incorporated by reference from any other document or writing not included with, and made a part of, the Nominating Notice) all the information required to be included in the Nominating Notice pursuant to the Bylaws;

o	Provide that the advance notice requirements for a Nominating Notice are not intended to require a broker, dealer, commercial bank, trust company or other nominee to include any information relating to their ordinary course business activities when they are directed to prepare and submit a Nominating Notice on behalf of an unaffiliated beneficial owner of the Corporation’s shares;

o	Specify that a proposing stockholder submitting the Nominating Notice, by its delivery to the Corporation, represents and warrants that all information contained therein is true, accurate and complete in all respects, contains no false and misleading statements or statements that violate the Exchange Act or other applicable law and such proposing stockholder acknowledges that it intends for the Corporation and the Board to rely on such information as (i) being true, accurate and complete in all respects, without regard to what other information may be publicly available but not contained in the Nominating Notice, and (ii) not containing any false and misleading statements or any statements that violate the Exchange Act or other applicable law;

o	Provide that, notwithstanding any notice of stockholders’ meeting sent to stockholders on behalf of the Corporation, a proposing stockholder must separately comply with the advance notice of nominations provisions of the Bylaws to propose director nominations at any stockholders’ meeting and would still be required to give its own separate and timely Nominating Notice to the Secretary of the Corporation which complies in all respects with the applicable requirements of the Bylaws;

o	Provide that in the event that the number of directors to be elected to the Board of the Corporation is increased and there is no public disclosure naming all of the proposed nominees for director or specifying the size of the increased Board made by the Corporation at least one hundred (100) calendar days prior to the first anniversary of the immediately preceding year’s annual meeting, a Nominating Notice required by the Bylaws shall also be considered timely, but only with respect to proposed nominees for any new positions created by such increase, and only with respect to a stockholder who had, prior to such increase in the size of the Board, previously submitted a Nominating Notice that complied with the Bylaws prior to the deadline for submitting director nominations, if such Nominating Notice is delivered to, or mailed and received by, the Secretary of the Corporation at the principal office of the Corporation not later than the close of business on the tenth (10th) calendar day following the day on which such public disclosure is first made by the Corporation;

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o	Provide that, in addition to the requirements contained in the Bylaws, a proposing stockholder must also comply with all applicable requirements of the Exchange Act and Delaware law with respect to any nominations of directors for election at an annual meeting of stockholders and any solicitations of proxies in connection therewith;

o	Provide that in no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a Nominating Notice; and

o	Provide that the Bylaws’ advance notice of nomination provisions shall be the exclusive means for any stockholder of the Corporation to propose nominees for election to the Board to be brought before an annual meeting of stockholders.

●	Provide maximum flexibility and discretion to the chairman of the meeting to set rules for the conduct of any stockholders’ meeting.

●	Provide more detailed procedural provisions with respect to stockholders’ meetings, including, but not limited to, the organization and conduct of the meeting, meeting protocol, the retention of inspectors of election for such meetings, proxies for such meetings, the appointment of a presiding officer for such meetings, and the appointment of a secretary for such meetings.

●	Provide that for business to be properly brought before a special meeting of stockholders, it must be (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board (or any duly authorized committee thereof), (ii) if not specified in the notice of meeting (or any supplement thereto) provided by or at the direction of the Board (or any duly authorized committee thereof), otherwise properly brought before the special meeting by or at the direction of the Board (or any duly authorized committee of the Board) or the Chairman of the Board (if any), or (iii) with respect to the election of directors, provided that the Board has called a special meeting of stockholders for the purpose of electing one or more directors to the Board, by any stockholder of the Corporation who complies in all respects with the requirements of the advance notice provisions of the Bylaws.

●	Provide procedures for actions taken by written consent including procedures for stockholders to request that the Board set a record date for determining stockholders entitled to take action by written consent.

●	Require that any stockholder proposed bylaw amendments must be specifically identified in a notice of stockholder meetings provided in the notice of the stockholders’ meeting along with the text of any such proposed amendment and/or any resolution calling for any such amendment.

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●	Add provisions relating to electronic transmissions and communications, including permitting the participation by directors and stockholders in meetings by means of remote communications.

●	Provide for the ability of the Board to postpone or cancel any previously scheduled annual or special meeting of the stockholders by resolution of the Board upon public notice given prior to the time previously scheduled for such meeting of stockholders.

●	Revise the section of the Bylaws regarding the indemnification that the Corporation provides to its directors, officers and other agents to clarify the type of proceedings that are indemnified, the expenses that are reimbursable, the persons who are indemnifiable, the capacity that the person needs to be acting in to be indemnified, and the process that needs to be followed in determining whether indemnification is proper in a particular circumstance. In addition, the rights granted to indemnified persons to be advanced expenses incurred in defending a proceeding in advance of its final disposition have also been clarified to provide a specific time period by which the advancement needs to be made and to provide that advancement cannot be conditioned on the ability to repay, must be unsecured and must be interest-free and cannot be otherwise conditioned unless applicable Delaware law provides otherwise. Additional provisions have been added to avoid duplicate payments to indemnified persons, provide that the Corporation shall be subrogated to all rights of recovery of any person entitled to indemnification and provide that the conduct of one indemnified person will not be imputed to another.

The foregoing description of various amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on March 23, 2017, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title

3.1	Amended and Restated Bylaws of SITO Mobile, Ltd., as adopted on March 23, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITO Mobile, Ltd.

Date: March 24, 2017	By:	/s/ Richard O’Connell Jr.
Name: Richard O’Connell Jr.
Title: Interim CEO

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EXHIBIT INDEX

Exhibit No.	Exhibit Title

3.1	Amended and Restated Bylaws of SITO Mobile, Ltd., as adopted on March 23, 2017

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